SUPPLEMENT DATED JANUARY 4, 2001
                              TO THE PROSPECTUS FOR
              Variable Annuity-1 Series Account, dated May 1, 2000


The following paragraph is added to the section "Great-West Life & Annuity Insurance Company" of the prospectus for the Variable Annuity-1 Series Account:



Effective December 31, 2000, a corporate reorganization of Great-West Life & Annuity Insurance Company ("GWL&A") was completed. Under the new structure, GWL&A is no longer a subsidiary of The Great-West Life Assurance Company but continues to be indirectly owned by Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is in turn a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.




                                 Please   keep  this   supplement   for   future
reference.